WISDOMTREE TRUST

(the “Trust”)

Supplement dated August 31, 2021

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree Enhanced Commodity Strategy Fund

(Ticker Symbol: GCC)

(the “Fund”)

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the above-listed Fund.

Effective September 1, 2021, Newton Investment Management North America, LLC will become the sub-adviser with respect to the Fund and replace the current sub-adviser. The Fund’s investment objective, and principal investment strategies and risks are not changing. An information statement will be mailed to investors to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement. Accordingly, all references in the Prospectuses and SAI to Mellon Investments Corporation as sub-adviser of the Fund and to its personnel and related information are deleted and replaced with Newton Investment Management North America, LLC and its personnel and related information, including the following:

1)	The section “Management” in the Fund’s Prospectuses is replaced with the following:

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“Newton”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by Newton’s Asset Allocation Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vassilis Dagioglu, a Managing Director, Head of Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception.

James Stavena, a Managing Director and Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception.

Dimitri Curtil, a Managing Director, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

Torrey Zaches, a Portfolio Manager, Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since September 2021.

2)	The sections “Management – Sub-Adviser” and “Management – Portfolio Managers” in the Fund’s Statutory Prospectus are replaced with the following:

Sub-Adviser

Newton Investment Management North America, LLC (“Newton” or the “Sub-Adviser”): Newton is responsible for the day-to-day management of the Fund. Newton, a registered investment adviser, is an indirect subsidiary of BNY Mellon, a banking and financial services company. Its offices are located at 201 Washington Street, Boston, Massachusetts 02108. As of July 31, 2021, the assets managed by Mellon Investments Corporation that are expected to transition to Newton on September 1, 2021 totaled approximately $78.59 billion. Newton is part of a group of affiliated companies that provide investment advisory services under the brand name “Newton Investment Management.” Investment advisory services are provided in the United States by Newton and in the United Kingdom by Newton Investment Management Ltd. WisdomTree Asset Management pays Newton for providing sub-advisory services to the Fund.

The basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Trust’s Annual Report to Shareholders for the period ending August 31, 2021.

Portfolio Managers

Newton utilizes teams of investment professionals acting together to manage the assets of the Fund. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolios are described below.

Vassilis Dagioglu is a Managing Director and the Head of Asset Allocation Portfolio Management at Newton since September 2021. Prior thereto, Mr. Dagioglu served as the head of asset allocation portfolio management at Mellon, overseeing the team responsible for global multi-asset strategies including total return, absolute return, multi-asset income, global macro, and commodities. Previously at Mellon , Mr. Dagioglu managed multi-asset portfolios in addition to developing custom portfolio solutions. Prior to joining Mellon, Mr. Dagioglu designed and implemented financial information systems and consulted on enterprise information application development at IBM Global Services and Sybase. Mr. Dagioglu has been in the investment industry since 1998. Mr. Dagioglu received an MBA in finance from the University of California at Berkeley.

James Stavena is a Managing Director and Portfolio Manager of Newton’s Asset Allocation Portfolio Management team since September 2021. Prior thereto, Mr. Stavena was a managing director and portfolio manager, asset allocation, with Mellon. He received his M.B.A. from Rice University and has over 30 years of investment experience.

Dimitri Curtil is a Managing Director, Asset Allocation Portfolio Management, and Leader, Systematic Multi-Asset Products and Solutions at Newton since September 2021. Prior thereto, Mr. Curtil was Chief Investment Officer, Head of Multi-Asset research at Mellon. He received a B.Sc. and M.Sc. degree from Zurich Federal Institute of Technology and an M.Sc. degree from Imperial College.

Torrey Zaches is a Portfolio Manager, Asset Allocation Portfolio Management at Newton since September 2021. Prior thereto, Mr. Zaches was a director and portfolio manager, asset allocation, with Mellon. Mr. Zaches earned an MBA from the University of Southern California and a BA in economics from the University of California at Santa Barbara. He holds the CFA® designation and is a member of the CFA Institute.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

3)	The section “Proxy Voting Policy” of the Fund’s SAI is updated with the following:

The Trust has adopted as its proxy voting policies for the Fund the proxy voting guidelines of the Fund’s Sub-Adviser. The Trust has delegated to the Sub-Adviser the authority and responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and the Sub-Adviser’s role in implementing such guidelines.

Newton. As a registered investment adviser, Newton is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of its clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Newton takes into account long term economic value as it evaluates issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

For clients that have delegated proxy voting authority, Newton will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist Newton in that process, it retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Newton also retains Glass Lewis for research services only.

Newton seeks to avoid potential material conflicts of interest through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“Committee”). As such, Newton has adopted and implemented BNY Mellon’s Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which Newton has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.

Under this policy, the Committee permits member firms (such as Newton) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).

Newton will furnish a copy of its Proxy Voting Policy and its proxy voting guidelines upon request to each advisory client that has delegated voting authority.

4)	The section “Management of the Trust” of the Fund’s SAI is updated with the following:

Newton Investment Management North America LLC: Newton serves as sub-adviser to, and is responsible for the day-to-day management of the Fund. Newton is an indirect subsidiary of BNY Mellon, a banking and financial services company. Newton chooses the portfolio investments of the Fund and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays Newton for providing sub-advisory services to the Fund.

Newton believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Newton from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolios are Vassilis Dagioglu, James Stavena, Dimitri Curtil and Torrey Zaches.

As of July 31, 2021, the Asset Allocation Team managed 13 registered investment companies with approximately $4.344 billion in assets; 53 pooled investment vehicles with approximately $22.985 billion in assets; and 25 other accounts with approximately $5.065 billion in assets.

As of July 31, 2021, none of the portfolio managers owned shares of the Fund.

Portfolio Manager Compensation

Newton’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Newton’s investment personnel to focus on long-term alpha generation.

Newton’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass Newton’s investment professional rewards program:

•	Base salary

•	Annual cash incentive

•	Long-Term Incentive Plan

•	Deferred cash for investment

•	Deferred notional shares in Newton

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Description of Material Conflicts of Interest - It is the policy of Newton to make business decisions free from conflicting outside influences. Newton’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Newton’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNYM, potential conflicts may also arise between Newton and other BNYM companies.

Newton will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Newton’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Newton’s Form ADV.

Newton manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for it. For example, Newton or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Newton and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Newton’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Newton may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Newton client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Newton has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Newton has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Newton has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Newton’s adherence to such policies and procedures.

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WIS-SP-GCC-0821